UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016 (May 2, 2016)

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed on February 16, 2016 in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by The ADT Corporation (the “Registrant”), the Registrant is party to an Agreement and Plan of Merger, dated as of February 14, 2016 (the “Merger Agreement”), by and among the Registrant, Prime Security Services Borrower, LLC (“Parent”), Prime Security One MS, Inc., a Delaware corporation and a wholly owned subsidiary of Prime (“Merger Sub”), and solely for the purposes of Article IX thereof, Prime Security Services Parent, Inc., a Delaware corporation, and Prime Security Services TopCo Parent, L.P., a Delaware limited partnership, pursuant to which, on May 2, 2016 (the “Closing Date”), Merger Sub merged with and into the Registrant, with the Registrant surviving as a wholly owned subsidiary of Prime (the “Merger”).

Item 1.01. Entry into Material Definitive Agreements.

9.250% Senior Secured Notes due 2023

General

On the Closing Date, Parent and Prime Finance Inc. (the “Co-Issuer” and, together with Parent, the “Issuers”) successfully completed the offering of $3,140,000,000 aggregate principal amount of 9.250% Second-Priority Senior Secured Notes due 2023 (the “Second Lien Notes”). The Second Lien Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to persons outside of the United States in compliance with Regulation S under the Securities Act and to certain accredited investors as defined under Regulation D under the Securities Act. The Second Lien Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

On the Closing Date, upon the completion of the Merger, the Registrant and certain subsidiaries of the Registrant (the “ADT Subsidiaries”) entered into a Supplemental Indenture to the Indenture, dated as of the Closing Date (the “Second Lien Notes Indenture”), by and among the Issuers, certain subsidiaries of Parent, as guarantors (the “Prime Guarantors” and, together with the Registrant and the ADT Subsidiaries, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee and collateral agent, whereby the Registrant and the ADT Subsidiaries agreed to guarantee and secure the obligations under the Second Lien Notes and the Second Lien Notes Indenture as further described below. The Issuers’ obligations under the Second Lien Notes and the Second Lien Notes Indenture are guaranteed, jointly and severally, on a senior secured second-priority basis, by each of Parent’s existing domestic subsidiaries that guarantees its First Lien Credit Facilities (as defined below), including the Registrant and the ADT Subsidiaries following the closing of the Merger, and by each of its future domestic subsidiaries that guarantees certain of its debt or issues disqualified stock. The Second Lien Notes and the related guarantees are secured by second-priority security interests in the collateral owned by each Issuer and Guarantor, subject to certain permitted liens and exceptions as further described in the Second Lien Notes Indenture and the related security documents. The collateral consists of substantially all of the Issuers’ and the Guarantors’ tangible and intangible assets securing Parent’s First Lien Credit Facilities, which exclude certain capital stock and other securities of its affiliates and other property.

Maturity and Interest Payments

The Second Lien Notes will mature on May 15, 2023. Interest on the Second Lien Notes will accrue at 9.250% per annum and will be paid semi-annually, in arrears, on May 15 and November 15 of each year, beginning November 15, 2016.

Redemption

On or after May 15, 2019, the Issuers may redeem the Second Lien Notes at their option, in whole at any time or in part from time to time, at the redemption prices set forth in the Second Lien Notes Indenture. In addition, prior to May 15, 2019, the Issuers may redeem the Second Lien Notes at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Second Lien Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. Notwithstanding the foregoing, at any time and from time to time on or prior to May 15, 2019, the Issuers may redeem in the aggregate up to 40% of the original aggregate principal amount of the Second Lien Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 109.250%, plus accrued and unpaid interest, so long as at least 50% of the original aggregate principal amount of the Second Lien Notes (calculated after giving effect to any issuance of additional notes) must remain outstanding after each such redemption.

Certain Covenants

The Second Lien Notes Indenture contains covenants that limit the Issuers’ (and most of their subsidiaries’) ability to, among other things: (i) incur additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of their capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting their restricted subsidiaries; (vi) create liens on assets; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (viii) enter into certain transactions with their affiliates. These covenants are subject to a number of limitations and exceptions. Additionally, upon the occurrence of specified change of control events, the Issuers must offer to repurchase the Second Lien Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. The Second Lien Notes Indenture also provides for customary events of default.

4.875% Senior Secured Notes due 2032

General

On the Closing Date, Merger Sub successfully completed its previously announced offer to exchange (the “Exchange Offer”) new 4.875% First-Priority Senior Secured Notes due 2032 (the “Exchange Notes”) for outstanding 4.875% Notes due 2042 of the Registrant held by qualified institutional buyers pursuant to Rule 144A under the Securities Act, persons outside of the United States in compliance with Regulation S under the Securities Act and accredited investors as defined under Regulation D under the Securities Act. Merger Sub issued

$718,320,000 aggregate principal amount of Exchange Notes pursuant to the Exchange Offer. Following the completion of the Exchange Offer, $31,680,000 aggregate principal amount of the Registrant’s 4.875% Notes due 2042 remained outstanding as of the Closing Date. The Exchange Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

On the Closing Date, upon the completion of the Merger, the Registrant, the ADT Subsidiaries, Parent, the Co-Issuer and the Prime Guarantors entered into a Supplemental Indenture to the Indenture, dated as of the Closing Date (the “Exchange Notes Indenture”), by and between Merger Sub and Wells Fargo Bank, National Association, as trustee (the “Exchange Notes Trustee”), whereby the Registrant assumed Merger Sub’s obligations under the Exchange Notes and the Exchange Notes Indenture, and the ADT Subsidiaries, Parent, the Co-Issuer and the Prime Guarantors (collectively, the “Exchange Notes Guarantors”) agreed to guarantee and secure the obligations under Exchange Notes and the Exchange Notes Indenture as further described below. The Registrant’s obligations under the Exchange Notes and the Exchange Notes Indenture are guaranteed, jointly and severally, on a senior secured first-priority basis, by each of Parent’s existing domestic subsidiaries that guarantees its First Lien Credit Facilities (including the ADT Subsidiaries but excluding the Registrant, the successor issuer of the Exchange Notes following the Merger), and by each of its future domestic subsidiaries that guarantees certain of its debt or issues disqualified stock. The Exchange Notes and the related guarantees are secured by first-priority security interests in the collateral owned by the Registrant and each Exchange Notes Guarantor, subject to certain permitted liens and exceptions as further described in the Exchange Notes Indenture and the related security documents. The collateral consists of substantially all of the Registrant’s and the Exchange Notes Guarantors’ tangible and intangible assets securing Parent’s First Lien Credit Facilities, which exclude certain capital stock and other securities of its affiliates and other property.

Maturity and Interest Payments

The Exchange Notes will mature on July 15, 2032. Interest on the Exchange Notes will accrue at 4.875% per annum and will be paid semi-annually, in arrears, on January 15 and July 15 of each year, beginning July 15, 2016.

Redemption

The Registrant may redeem the Exchange Notes, in whole or part, at any time at a price equal to the greater of (i) 100% of the principal amount of the Exchange Notes to be redeemed and (ii) as determined by a quotation agent and delivered to the Exchange Notes Trustee in writing, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the redemption date discounted to the redemption date at an adjusted treasury rate plus 35 basis points.

Certain Covenants

The Exchange Notes Indenture contains covenants that limit the Registrant’s ability to, among other things: (i) incur certain liens; (2) enter into sale leaseback transactions; (3) permit certain change of control transactions; and (4) consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control events, the Registrant must offer to repurchase the Exchange Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. The Exchange Notes Indenture also provides for customary events of default.

Addition of the Registrant as a Guarantor and Pledgor to Certain Existing Debt of Parent

On the Closing Date, Parent amended and restated its First Lien Credit Agreement, dated as of July 1, 2015, by and among Parent, Prime Security Services Holdings LLC, Parent’s direct parent company, each subsidiary of Parent from time to time party thereto, the lenders party thereto from time to time and Barclays Bank PLC, as administrative agent and as collateral agent (the “First Lien Collateral Agent”), to provide for the First Lien Credit Facilities described below. Also on the Closing Date, upon the completion of the Merger, the Registrant, the ADT Subsidiaries and the Co-Issuer entered into (i) that certain Supplement No. 1 to Subsidiary Guarantee Agreement (First Lien) and (ii) that certain Supplement to the Collateral Agreement (First Lien), pursuant to which these entities were added as (a) pledgors to the Collateral Agreement (First Lien), dated as of July 1, 2015 (the “First Lien Collateral Agreement”), by Parent, each subsidiary of Parent from time to time party thereto and the First Lien Collateral Agent and (b) guarantors to Parent’s First Lien Credit Facilities, which consists of:

•	a first lien term loan facility, in an aggregate principal amount of $1,095.0 million, $1,092.0 million of which remains outstanding, maturing on July 1, 2021 (the “Existing First Lien Term Loan Facility”);

•	a first lien revolving credit facility, in an aggregate principal amount of up to $95.0 million, maturing on July 1, 2020, including a letter of credit sub-facility (the “Existing First Lien Revolving Credit Facility” and, together with the Existing First Lien Term Loan Facility, the “Existing First Lien Credit Facilities”);

•	an incremental first lien term loan facility, in an aggregate principal amount of $1,555.0 million, maturing on May 2, 2022 (the “New First Lien Term Loan Facility” and, together with the Existing First Lien Term Loan Facility, the “First Lien Term Loan Facilities”); and

•	an incremental first lien revolving facility, in an aggregate principal amount of up to $255.0 million, maturing on May 2, 2022, including both a letter of credit sub-facility and a swingline loan sub-facility (the “New First Lien Revolving Credit Facility” and, together with the Existing First Lien Revolving Credit Facility, the “Revolving Credit Facilities”).

We refer to the First Lien Term Loan Facilities and the Revolving Credit Facilities collectively herein as the “First Lien Credit Facilities.”

On the Closing Date, the Registrant, the ADT Subsidiaries and the Co-Issuer entered into that certain Supplement No. 1 to Subsidiary Guarantee Agreement (Second Lien) and that certain Supplement to the Collateral Agreement (Second Lien), pursuant to which these entities were added as (a) pledgors to Parent’s Collateral Agreement (Second Lien), dated as of July 1, 2015, by Parent, each subsidiary of Parent from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as collateral agent, and (b) guarantors to Parent’s existing Second Lien Term Loan Facility, which consists of a second lien term loan facility, in an aggregate principal amount of $260.0 million, maturing on July 1, 2022 (the “Existing Second Lien Term Loan Facility” and, together with the First Lien Credit Facilities, the “Credit Facilities”).

All obligations under the Credit Facilities are unconditionally guaranteed by Prime Security Services Holdings LLC, Parent’s direct parent company, on a limited-recourse basis and by each of Parent’s existing and future direct and indirect material, wholly owned domestic subsidiaries, subject to certain exceptions. The obligations are secured by a pledge of Parent’s capital stock and substantially all of Parent’s assets and those of each subsidiary guarantor, including capital stock of the subsidiary guarantors and 65% of the capital stock of the first-tier foreign subsidiaries that are not subsidiary guarantors, in each case subject to certain exceptions. Such security interests consist of (i) in the case of the First Lien Credit Facilities, a first-priority security interest in the collateral, which is set forth in the First Lien Collateral Agreement and (ii) in the case of the Existing Second Lien Term Loan Facility, a second-priority security interest in the collateral, which is set forth in the Second Lien Collateral Agreement.

Item 1.02. Termination of Material Definitive Agreement.

Five Year Senior Unsecured Revolving Credit Agreement

On the Closing Date, the Registrant prepaid its indebtedness under and terminated its Five Year Senior Unsecured Revolving Credit Agreement (the “ADT Revolving Credit Facility”), dated as of June 22, 2012, among the Registrant, the lenders party thereto from time to time and Citibank, N.A., as Administrative Agent. In connection with the termination, ADT repaid all of its outstanding obligations in respect of principal, interest and fees under the ADT Revolving Credit Facility.

2.250% Notes due 2017 and 4.125% Senior Notes due 2019

In connection with the Merger, on April 1, 2016, Merger Sub commenced tender offers (the “Tender Offers”) to purchase for cash any and all of the Registrant’s outstanding 2.250% Notes due 2017 (the “2017 Notes”) and 4.125% Senior Notes due 2019 (the “2019 Notes” and, together with the 2017 Notes, the “Short-Term Notes”). On the date hereof, $666,734,000 aggregate principal amount of 2017 Notes were purchased in the applicable Tender Offer, leaving $83,266,000 aggregate principal amount of 2017 Notes outstanding (the “Remaining 2017 Notes”), and $452,573,000 aggregate principal amount of 2019 Notes were purchased in the applicable Tender Offer, leaving $47,427,000 aggregate principal amount of 2019 Notes outstanding (the “Remaining 2019 Notes” and, together with the Remaining 2017 Notes, the “Remaining Short-Term Notes”).

On the Closing Date, following the completion of the Merger and the purchase of the tendered Short-Term Notes in the Tender Offers, the Registrant delivered a notice of redemption (the “Redemption Notice”) to the holders of the Remaining Short-Term Notes. The Redemption Notice provides for the Registrant’s redemption of the Remaining Short-Term Notes on June 1, 2016 (the “Redemption Date”) at a redemption price equal to, (a) in the case of the Remaining 2017 Notes, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the Redemption Date (excluding the portion of interest that will be accrued and unpaid to and including the Redemption Date) discounted from their scheduled date of payment to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) at an adjusted redemption treasury rate plus 25 basis points, plus accrued and unpaid interest, if any, thereon to the Redemption Date, and (b) in the case of the Remaining 2019 Notes, a redemption price equal to, (a) in the case of the Remaining 2017 Notes, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the Redemption Date (excluding the portion of interest that will be accrued and unpaid to and including the Redemption Date) discounted from their scheduled date of payment to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) at an adjusted redemption treasury rate plus 50 basis points, plus accrued and unpaid interest, if any, thereon to the Redemption Date.

No Short-Term Notes will remain outstanding after the Redemption Date, and the Registrant satisfied and discharged its obligations under the Short-Term Notes as of the Closing Date by depositing with the trustee for the Short-Term Notes funds sufficient to pay the applicable redemption prices on the Redemption Date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION
Date: May 6, 2016
	By:	/s/ P. Gray Finney
	Name:	P. Gray Finney
	Title:	Senior Vice President and Chief Legal Officer